Exhibit 99.1

2010 *First Quarter*

APPLE REIT NINE

MARCH 31, 2010

Dear Shareholder

GLADE M. KNIGHT

Since the beginning of this year, Apple REIT Nine, Inc. has grown by a total of 10 hotels, bringing the total portfolio to 43 hotels, with 5,193 guestrooms across 19 states, and 111 parcels of land in the Ft. Worth, TX area leased to a third party. We have carefully selected each of the properties that comprise our diversified portfolio of Marriott®- and Hilton®-branded hotels and are optimistic concerning their future performance, as current trends in the hotel industry provide encouragement that the lodging market is making strides to recovery. The acreage that we own and lease to Chesapeake Energy Corporation for the production of natural gas continues to provide stable income for the Company.

As of the printing of this report, Apple REIT Nine’s 2010 acquisitions include the new full-service 206-room Marriott® strategically located in the Energy Corridor market of Houston, TX. In the southeast United States, we acquired the new 87-room Fairfield Inn & Suites® by Marriott® in Albany, GA; the new 103-room TownePlace Suites® by Marriott® in Panama City, FL; an 86-room TownePlace Suites® by Marriott® in Jacksonville, NC; and a 121-room Hampton Inn & Suites® in Miami, FL. We also added to the portfolio an 83-room Homewood Suites by Hilton® in Clovis, CA; a 169-room Embassy Suites® in Anchorage, AK; a 126-room Homewood Suites by Hilton® in Rogers, AR; a 186-room Hampton Inn & Suites® in downtown Boise, ID; and a 126-room Hampton Inn & Suites® in St. Louis, MO at Forest Park. We will continue to pursue advantageous buying opportunities and look forward to upcoming acquisition possibilities as economic conditions improve.

The majority of hotels within the Apple REIT Nine portfolio were new at the time of our acquisition, with several opening their doors for the first time this year, as reflected in the results of operations for the first quarter. Our hotels reported an average occupancy rate of 61 percent, an average daily rate (ADR) of $102 and revenue per available room (RevPAR) of $61. Over time, as ownership of our portfolio of hotels lengthens, year-over-year comparisons of performance will become more meaningful. Funds from operations for the first quarter of this year totaled $11.6 million, or $0.11 per share. For the first three months of this year, we paid dividends of $0.22 per share, an 8 percent annualized rate, or $0.88 per share based on an $11 share price.

In an effort to minimize overall risk, we have specifically structured our Company with minimal debt on our assets, acquired a diversified portfolio of well-branded hotels, and employ some of the best hospitality professionals in the industry. I believe we are well-poised to benefit, both in terms of hotel performance and acquisitions, if market conditions improve this year. Future shareholder reports will continue to outline our performance in detail. As always, thank you for your investment.

Sincerely,

Glade M. Knight

Chairman and Chief Executive Officer

Statements of Operations (Unaudited)

(In thousands except statistical data)	Three months ended March 31, 2010	Three months ended March 31, 2009

REVENUES
Room revenue	$24,093	$16,637
Other revenue	2,383	2,046
Total hotel revenue	$26,476	$18,683
Rental revenue	5,297	—
Total revenue	$31,773	$18,683

EXPENSES
Direct operating expense	$7,589	$4,854
Other hotel operating expenses	11,160	7,677
General and administrative	1,310	839
Depreciation	5,698	2,652
Acquisition related costs	2,151	1,028
Interest expense, net	84	83
Total expenses	$27,992	$17,133

NET INCOME
Net income	$3,781	$1,550
Net income per share	$0.04	$0.03

FUNDS FROM OPERATIONS (A)
Net income	$3,781	$1,550
Depreciation of real estate owned	5,698	2,652
Acquisition related cost	2,151	1,028
Funds from operations	$11,630	$5,230
Straight-line rental income	1,465	—
Modified FFO	$10,165	$5,230
FFO per share	$0.11	$0.11
Modified FFO per share	$0.10	$0.11

WEIGHTED-AVERAGE SHARES OUTSTANDING	104,768	45,554

OPERATING STATISTICS
Occupancy	61%	64%
Average daily rate	$102	$114
RevPAR	$61	$73
Number of hotels	38	23
Dividends per share	$0.22	$0.22

Balance Sheet Highlights (Unaudited)

(In thousands)	March 31, 2010	December 31, 2009

ASSETS
Investment in real estate, net	$774,470	$687,509
Cash and cash equivalents	319,827	272,913
Other assets	27,331	22,091
Total assets	$1,121,628	$982,513

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$58,367	$58,688
Other liabilities	3,232	6,420
Total liabilities	61,599	65,108
Total shareholders’ equity	1,060,029	917,405
Total liabilities & shareholders’ equity	$1,121,628	$982,513

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principals - GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization, plus costs associated with the acquisition of real estate. Modified funds from operations (MFFO) excludes rental revenue earned, but not received during the period or “straight-line” rent. The company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO ana MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2010 and the results of operations for the interim periods ended March 31, 2010. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Nine, Inc. 2009 Annual Report.

Market Diversity

Portfolio of hotels

STATE / CITY

ALABAMA

Dothan, Troy

ALASKA

Anchorage

ARIZONA

Tucson

ARKANSAS

Rogers

CALIFORNIA

Clovis (2), Santa Clarita (4)

COLORADO

Pueblo

FLORIDA

Fort Lauderdale, Miami, Orlando (2), Panama

City, Panama City Beach

GEORGIA

Albany

IDAHO

Boise

LOUISIANA

Baton Rouge

MINNESOTA

Rochester

MISSISSIPPI

Hattiesburg

MISSOURI

St. Louis

NORTH CAROLINA

Charlotte, Durham, Jacksonville

OHIO

Cleveland/Twinsburg

PENNSYLVANIA

Pittsburgh

TENNESSEE

Jackson (2), Johnson City

TEXAS

Austin (2), Austin/Round Rock, Beaumont,

Dallas/Allen (2), Dallas/Duncanville,

Dallas/Lewisville, Frisco, Houston

VIRGINIA

Bristol

CORPORATE HEADQUARTERS

814 East Main Street

Richmond, Virginia 23219

(804) 344-8121

(804) 344-8129 FAX

INVESTOR INFORMATION

For additional information about the
company, please contact: Kelly Clarke,

Director of Investor Services

804-727-6321 or

KClarke@applerei t. com

Corporate Profile

Apple REIT Nine, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott®, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® brands. As of May 6, 2010, the Apple REIT Nine portfolio consisted of 43 hotels with 5,193 guestrooms in 19 states and 111 parcels of land leased to a third party.

Mission

Apple REIT Nine, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

COVER: RESIDENCE INN, SANTA CLARITA, CA

BACK: COURTYARD, JOHNSON CITY, TN; SPRINGHILL SUITES, ORLANDO, FL

This quarterly report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economics and business conditions; competitors within the hotel industry; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott”, “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys, Marriott is not responsible for the content of this correspondence, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Nine, Inc. or otherwise. Marriott is not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Nine offering and receives no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this correspondence, and the grant by Marriott of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton Garden Inn®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this correspondence, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Nine, Inc., or otherwise. Hilton is not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Nine offering and receives no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this correspondence, and the grant by Hilton of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.